                                EXHIBIT 10.20(c)

                                                                  EXECUTION COPY

                        MASTER AMENDMENT AGREEMENT NO. 1
                                       to
                        TRANSFER AND SERVICING AGREEMENT
                             PERFORMANCE UNDERTAKING
                             NOTE PURCHASE AGREEMENT
                            ADMINISTRATION AGREEMENT
                              INDENTURE SUPPLEMENT
                                MASTER INDENTURE

            THIS MASTER AMENDMENT AGREEMENT ("Amendment") is entered into as of January 30, 2005 by and among The Bon-Ton Department Stores, Inc. ("Bon-Ton DSI"), as the existing Servicer, The Bon-Ton Operations, Inc. ("Bon-Ton Operations", as the new Servicer, The Bon-Ton Receivables Partnership, L.P. (the "Transferor"), the Bon-Ton Receivables Master Note Trust (the "Issuer"), The Bon-Ton Stores, Inc. and The Bon-Ton Corp., (collectively, the "Performance Guarantors" and together with Bon-Ton DSI, Newco, the Transferor and the Issuer, the "Bon-Ton Parties"), Wilmington Trust Company, as owner trustee (the "Owner Trustee"), Wachovia Bank, N.A., as indenture trustee (the "Indenture Trustee"), Falcon Asset Securitization Corporation and CHARTA, LLC, as "Conduit Purchasers", JPMorgan Chase Bank, National Association (successor by merger to Bank One, N.A. (Main Office Chicago)) ("JPMorgan Chase") and Citicorp North America, Inc. ("CNAI"), as Managing Agents, JPMorgan Chase and Citibank, N.A., as Committed Purchasers and JPMorgan Chase, as Class A Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Master Indenture referred to below, or if not defined in such Master Indenture, in the other applicable Transaction Documents.

            PRELIMINARY STATEMENTS

A. Each of Bon-Ton DSI and The Elder-Beerman Stores Corp. ("Elder-Beerman" and together with Bon-Ton DSI in such capacity, the "Sellers") agreed to sell, transfer and assign to the Transferor, and the Transferor agreed to purchase from Bon-Ton DSI and Elder-Beerman, all of the respective right, title and interest of Bon-Ton DSI and Elder-Beerman in and to the Transferred Receivables (as defined in the Receivables Purchase Agreement) and certain related property pursuant to that certain Receivables Purchase Agreement dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), by and among Bon-Ton DSI, Elder-Beerman and the Transferor.

B. The Transferor agreed to sell, transfer and assign to the Issuer, and the Issuer agreed to purchase from the Transferor, all of the right, title and interest of the Transferor in and to the Transferred Receivables and the related property pursuant to that certain Transfer and Servicing Agreement dated as of January 30, 2004 (as amended, restated, supplemented or other otherwise modified from time to time, the "Transfer and Servicing Agreement"), by and among the Transferor, the Issuer, the Indenture Trustee, and Bon-Ton DSI, as servicer.

C. The Performance Guarantors executed a Performance Undertaking dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Performance Undertaking") pursuant to which the Performance Guarantors guarantee the due and punctual performance of (i) the Sellers' obligations to the Transferor under or in respect of the Receivables Purchase Agreement and (ii) Bon-Ton DSI's obligation under or in respect of the Transfer and Servicing Agreement and the Note Purchase Agreement.

D. The Transferor and the Indenture Trustee are parties to that certain Master Indenture dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Master Indenture") pursuant to which the Issuer has agreed to pledge the Issuer Collateral to the Indenture Trustee for the benefit of the Noteholders.

E. The Transferor and the Indenture Trustee are parties to that certain Indenture Supplement dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture Supplement") supplementing the Master Indenture pursuant to which the Issuer issued the Series 2004-1 Floating Rate Asset Backed Variable Funding Notes (the "Class A Notes").

F. The Transferor, Bon-Ton DSI, as Servicer, Falcon Asset Securitization Corporation and Charta, LLC, as Conduit Purchasers, JPMorgan Chase and CNAI, as Managing Agents, JPMorgan Chase and Citibank, N.A., as Committed Purchasers and JPMorgan Chase, as Class A Agent are parties to that certain Note Purchase Agreement dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement") pursuant to which the "Purchasers" thereunder agreed to acquire and fund the Class A Notes.

G. The Issuer and Bon-Ton DSI are parties to that certain Administration Agreement dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Administration Agreement") pursuant to which Bon-Ton DSI agreed to perform, as the "Administrator", certain of the duties of the Issuer and the Owner Trustee under certain Transaction Documents and to provide such additional services consistent with the terms of such Transaction Documents as the Issuer and the Owner Trustee may from time to time request.

H. The parties hereto desire to appoint (or consent to the appointment) of Bon-Ton Operations as "Servicer" and "Administrator" in replacement of Bon-Ton DSI and to amend (or consent to the amendment) of the Transfer and Servicing Agreement, the Performance Undertaking, the Note Purchase Agreement, the Administration Agreement, the Master Indenture and the Indenture Supplement (collectively, the "Applicable Agreements") to, among other things, reflect such appointment and replacement.

      NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Replacement of Servicer and Administrator; Other Consents Subject to the satisfaction of the conditions precedents set forth in Section 3 below:

            (a) Effective as of the date hereof, Bon-Ton DSI shall cease to act as Servicer and shall be released from all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of the Transfer and Servicing Agreement or any other Transaction Document (other than any such liabilities arising or relating to the period prior to such date) and Bon-Ton Operations is appointed Servicer in its stead and Bon-Ton Operations shall be the successor in all respects to Bon-Ton DSI with respect to servicing functions under the Transfer and Servicing Agreement and each of the other Transaction Documents and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of the Transfer and Servicing Agreement and the other Transaction Documents, and all references in under the Transfer and Servicing Agreement and each of the other Transaction Documents to the Servicer shall be deemed to refer to Bon-Ton Operations in such capacity.

            (b) Effective as of the date hereof, Bon-Ton DSI shall cease to act as Administrator and shall be released from all the responsibilities, duties and liabilities relating thereto placed on the Administrator by the terms and provisions of the Administration Agreement or any other Transaction Document (other than any such liabilities arising or relating to the period prior to such date) and Bon-Ton Operations is appointed Administrator in its stead and Bon-Ton Operations shall be the successor in all respects to Bon-Ton DSI with respect to the administration functions under the Administration Agreement and each of the other Transaction Documents and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Administrator by the terms and provisions of the Administration Agreement and the other Transaction Documents, and all references in under the Administration and each of the other Transaction Documents to the Administrator shall be deemed to refer to Bon-Ton Operations in such capacity.

            (c) Effective as of the date hereof, the parties hereto consent to the transfer of all of the limited partnership interests in the Transferor held by Bon-Ton DSI to Bon-Ton Operations.

      SECTION 2. Amendments. Subject to the satisfaction of the condition precedents set forth in Section 3 below, (a) each of the parties hereto agrees that each of the Applicable Agreements is hereby amended to incorporate solely the blacklined changes to such Applicable Agreement shown on the marked pages attached hereto as Exhibit A and each other party hereto that is not a party thereto hereby consents to such amendment to the extent such consent is required pursuant to the Transaction Documents and (b) the Issuer and the Transferor hereby direct the Owner Trustee, on the Issuer's behalf, to execute and deliver to Bon-Ton Operations and its agents, as the new "Administrator" one or more powers of attorney substantially in the form of Exhibit A to the Administration Agreement, appointing Bon-Ton Operations as the Administrator the attorney-in-fact of the Issuer. The Issuer and the Transferor hereby direct the Indenture Trustee and the Owner Trustee to execute this Amendment and each of the other parties hereto (other than the Indenture Trustee and Owner Trustee) consents to such direction to the extent such consent is required by any of the Transaction Documents.

      SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective upon (a) receipt by the Indenture Trustee of (i) one copy of this Amendment duly executed by each of the parties hereto, (ii) one copy of a Remittance Services Agreement, dated as of January 30, 2005 among Regulus West LLC, Bon-Ton Operations, the Transferor and the Indenture Trustee and Bon-Ton DSI executed by each of the parties thereto and (iii) a copy of a signed legal opinion of Wolf Block with respect to due authorization, execution and delivery, enforceability of the Amendment as against the Bon-Ton Parties and (b) receipt by each Managing Agent of certain Fee Letters of even date herewith duly executed by the Transferor and confirmation that any fees payable thereunder on the date hereof have been received by each Managing Agent. This Amendment shall become effective notwithstanding the failure to satisfy any condition or requirement for the replacement of the Servicer and the Administrator or for the amendment of any of the Applicable Agreements set forth in any of the Transaction Documents (other than this Amendment) and each of the parties hereto agrees that any such condition or requirement is hereby waived.

      SECTION 4. Covenants, Representations and Warranties.

            (a) Upon the effectiveness of this Amendment, each of Bon-Ton Parties hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Transaction Documents and agrees that all such covenants, representations and warranties (except to the extent such representations and warranties related to a specific date) shall be deemed to have been re-made as of the date of this Amendment (it being understood that any representations and warranties of the Servicer are re-made solely by Newco).

            (b) Each of the Bon-Ton Parties hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes a Pay Out Event or an Event of Default.

            [(c) Bon-Ton Operations agrees to arrange for the delivery of a non-consolidation opinion covering Bon-Ton Operations and the Transferor in form and substance satisfactory to the Managing Agents no later than _____, 2005.](1)

      SECTION 5. Reference to and Effect on the Transaction Documents.

            (a) Upon the effectiveness of this Amendment, each reference in each Applicable Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words

------------------------
(1) Note: Bracketed as this opinion may be delivered in connection with the January 30 closing of the amendment.

of like import shall mean and be a reference to such Applicable Agreement as amended hereby, and each reference to one Applicable Agreement in any other Transaction Document shall mean and be a reference to such Applicable Agreement as amended hereby.

            (b) Except as specifically amended hereby, the Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuer or the Indenture Trustee under any of the Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      SECTION 9. Limitation of Owner Trustee and Indenture Trustee Liability. It is expressly understood and agreed by the parties that with respect to the execution of this Amendment by Wilmington Trust Company for the Issuer (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, under-takings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

            It is expressly understood and agreed by the parties that with respect to the execution of this Amendment by Wachovia Bank, N.A. (a) this Amendment is executed and delivered by Wachovia Bank, N.A., not individually or personally, but solely as Indenture

Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Master Indenture, (b) nothing herein contained shall be construed as creating any liability on Wachovia Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (c) under no circumstances shall Wachovia Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Master Amendment Agreement No. 1 to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                          THE BON-TON DEPARTMENT STORES, INC.,

                                          By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Treasurer

                                          THE BON-TON OPERATIONS, INC.

                                          By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Vice President and Treasurer

                                          THE BON-TON RECEIVABLES PARTNERSHIP,
                                          L.P., as Transferor

                                          By: BTRGP, INC., its General Partner

                                          By: H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Treasurer

                                          THE BON-TON STORES, INC.

                                          By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Treasurer

                                          THE BON-TON CORP.

                                          By: /s/ Keith E. Plowman
                                           Name: Keith E. Plowman
                                           Title: Treasurer

                                          BON-TON RECEIVABLES MASTER NOTE
                                          TRUST,
                                          as Issuer

                                          By: WILMINGTON TRUST COMPANY
                                          not in its individual capacity but
                                          solely as Owner Trustee of the Trust,

                                          By: /s/ Erwin M. Soriano
                                           Name: Erwin M. Soriano
                                           Title: Assistant Vice President

                                          WILMINGTON TRUST COMPANY,
                                           as Owner Trustee

                                          By: /s/ Erwin M. Soriano
                                           Name: Erwin M. Soriano
                                           Title: Assistant Vice President

                                       WACHOVIA BANK, N.A., as Indenture Trustee

                                       By: /s/ Patricia O'Neill Manella
                                        Name: Patricia O'Neill Manella
                                        Title:

                                FALCON ASSET SECURITIZATION
                                CORPORATION, as Conduit Purchaser

                                By: /s/ William Hendricks
                                 Name: William Hendricks
                                 Title: Authorized Signer

                                JPMORGAN CHASE BANK, NATIONAL
                                ASSOCIATION (successor by merger to Bank One, N.A. (Main Office Chicago), as Class A Agent and as a Managing Agent and as a Committed Purchaser

                                By: /s/ William Hendricks
                                 Name: William Hendricks
                                 Title: Vice President

                                          CHARTA, LLC, as a Conduit Purchaser

                                          By: Citicorp North America, Inc.,
                                              as Attorney-in-Fact

                                          By: /s/ Kimberly A. Conyngham
                                           Name: Kimberly A. Conyngham
                                           Title: Vice President

                                          CITICORP NORTH AMERICA, INC.,
                                          as a Managing Agent

                                          By: /s/ Kimberly A. Conyngham
                                           Name: Kimberly A. Conyngham
                                           Title: Vice President

                                          CITIBANK, N.A.,
                                          as a Committed Purchaser

                                          By: /s/ Kimberly A. Conyngham
                                           Name: Kimberly A. Conyngham
                                           Title: Vice President

                                                                       EXHIBIT A

                       Applicable Agreements (as amended)

                                    Attached